Exhibit 10.10

Financial Support Confirmation Letter

This Financial Support Confirmation Letter (the “Letter”) is made and entered into by and among the following parties on                     :

Party A:	(“Cayman Entity”), a Cayman Islands company limited by shares with its registered address at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands; and

Party B:	(the “Company”), a company with its registered address at ;

Cayman Entity and the Company shall be collectively referred to as the “Parties”.

The Parties agree and promise as follow after negotiation:

1.	To the extent permitted by applicable laws and regulations, Cayman Entity agrees to provide continuous financial support to the Company by itself or any party designated by it to meet the cash flow requirements of the daily operations of the Company and/or to set off any loss accrued during such operations at the discretion of Cayman Entity (the “Financial Support”), the Company agrees to accept such Financial Support, and promises to only use the Financial Support to develop Company’s business. To the extent permitted by applicable laws and regulations, the Financial Support may take the form of loans, borrowings or guarantees.

2.	Cayman Entity agrees that if the Company is unable to repay the funds received pursuant to such Financial Support or if Cayman Entity becomes liable for the liabilities of the Company, Cayman Entity agrees to forego its right to seek repayment from the Company in such event.

3.	This Letter shall be effective from .

4.	This Letter is irrevocable to the Company and can only be unilaterally revoked or terminated by Cayman Entity.

5.	This Letter constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any agreements, understandings or representations by or between the Parties before the date of this Letter that are effective and substantively similar to this Letter.

6.	This Letter is governed by the laws of .

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Strictly Confidential

IN WITNESS WHEREOF, the Parties have executed or have caused their respective duly authorized representatives to execute this Letter as of the date first above written, and agree to comply with it.

[Name of the Cayman Entity]

By:
Name:
Title:

[Signature page to the Financial Support Confirmation Letter]

[Name of the Company]

By:

Name:
Title:

[Signature page to the Financial Support Confirmation Letter]